INVESCO EUROPEAN SMALL COMPANY FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-1540
SERIES NO.:         18

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                        11,085
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                            56
          Class C                                                         2,261
          Class Y                                                        29,031
          Class R6                                                            1

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                       $ 16.20
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                       $ 15.12
          Class C                                                       $ 15.14
          Class Y                                                       $ 16.28
          Class R6                                                      $ 16.28

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INVESCO INTERNATIONAL SMALL COMPANY FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  06/30/2017
FILE NUMBER:        811-1540
SERIES NO.:         19

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                         7,755
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                            41
          Class C                                                           986
          Class Y                                                         5,462
          Class R5                                                          609
          Class R6                                                          859

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                        $18.67
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                        $17.75
          Class C                                                        $17.74
          Class Y                                                        $18.71
          Class R5                                                       $18.56
          Class R6                                                       $18.55

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INVESCO SMALL CAP EQUITY FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-1540
SERIES NO.:         21

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                        36,124
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                           149
          Class C                                                         4,399
          Class R                                                         5,096
          Class Y                                                        29,111
          Class R5                                                        5,505
          Class R6                                                        2,948

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                       $ 14.94
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                       $ 12.22
          Class C                                                       $ 12.21
          Class R                                                       $ 14.11
          Class Y                                                       $ 15.39
          Class R5                                                      $ 16.32
          Class R6                                                      $ 16.40

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INVESCO GLOBAL CORE EQUITY FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-1540
SERIES NO.:         23

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                        49,726
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                           950
          Class C                                                         5,408
          Class R                                                            93
          Class Y                                                         2,727
          Class R5                                                           26
          Class R6                                                            1

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                       $ 15.44
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                       $ 14.66
          Class C                                                       $ 14.69
          Class R                                                       $ 15.42
          Class Y                                                       $ 15.46
          Class R5                                                      $ 15.66
          Class R6                                                      $ 15.66